Lloyd L. “Scott” Beatty, Jr. President CEO George S. Rapp Vice President CFO Sterne Agee 2014 Financial Institutions Investor Conference February 12 – 14, 2014

Forward - Looking Statement This presentation includes forward - looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third - party products and services; increased competition and its effect on pricing; technological changes; security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our Annual Report on Form 10 - K for the fiscal year ended December 31, 2012 along with our other filings with the SEC, which are available at the SEC’s internet site ( www.sec.gov ). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward - looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward - looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non - GAAP financial measures. 2

Management Team 3 Years Years in with Name Title/Function Entity Banking Company L. Scott Beatty, Jr. President and Chief Executive Officer SHBI 22 8 George S. Rapp EVP and Chief Financial Officer SHBI 35 1 Pat Bilbrough President and Chief Executive Officer Talbot Bank 18 2 F. Winfield Trice, Jr. President and Chief Executive Officer CNB 36 7 Kathleen A. Kurtz SVP and Senior Credit Officer Talbot Bank 29 1 Charles E. Ruch, Jr. SVP/Credit Officer CNB 25 7 TOTAL 165 26

Financial Summary (As of 12/31/2013) 4 Assets: $1,054.1 million Gross Loans: $711.9 million Total Deposits: $933.5 million Total Equity: $103.3 million Tangible Common Equity: $87.3 million Tangible Book Value per Share: $10.31 Headquarters: Easton, Maryland Branches: Depository 18 Other 7 Shares Outstanding: 8,471,000 Closing Stock Price (February 3, 2014) $9.57 Market Capitalization (February 3, 2014) $81.1 million Price/Tangible Book Value per Share: 92.8% Insider Ownership: 8.67%

25 locations 18 branches 7 non - bank offices 6

Deposit Market Share
Delmarva Peninsula

Mkt. Rank	In-Mkt. Rank	Ticker	Company Name	City (HQ)	HQ State	Branches	Deposits as of June 30, 2013 ($mm)	'13 Market Share (%)
1	--	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	47	$2,027	17.6%
2	--	MTB	M&T Bank Corp.	Buffalo	NY	33	1,801	15.7%
3	**1**	**SHBI**	**Shore Bancshares Inc.**	**Easton**	**MD**	**18**	**926**	**8.1%**
4	2	WSFS	WSFS Financial Corp.	Wilmington	DE	18	601	5.2%
5	--	BBT	BB&T Corp.	Winston-Salem	NC	15	438	3.8%
6	3	-	HSB Bancorp Inc.	Hebron	MD	11	420	3.7%
7	--	WFC	Wells Fargo & Co.	San Francisco	CA	4	409	3.6%
8	4	-	Queenstown Bancorp of Maryland Inc.	Queenstown	MD	8	406	3.5%
9	--	BAC	Bank of America Corp.	Charlotte	NC	7	395	3.4%
10	5	DBCP	Delmar Bancorp	Salisbury	MD	13	382	3.3%
11	--	RBS	Royal Bank of Scotland Group Plc	Edinburgh	-	8	372	3.2%
12	6	TYCB	Calvin B. Taylor Bankshares Inc.	Berlin	MD	10	362	3.1%
13	7	-	Farmers Bank of Willards	Willards	MD	11	293	2.6%
14	8	-	CB Financial Corp.	Rehoboth Beach	DE	7	283	2.5%
15	9	-	First Shore Federal Savings and Loan Association	Salisbury	MD	8	263	2.3%
16	--	FULT	Fulton Financial Corp.	Lancaster	PA	6	244	2.1%
17	--	STI	SunTrust Banks Inc.	Atlanta	GA	7	241	2.1%
18	10	PSBP	PSB Holding Corp.	Preston	MD	8	241	2.1%
19	11	-	Bank of Ocean City	Ocean City	MD	6	208	1.8%
20	12	PEBC	Peoples Bancorp Inc.	Chestertown	MD	7	201	1.8%
			Other Market Participants (16)			*37*	*$981*	8.5%
			Total			**289**	**$11,494**	
			In-Market Participants - (DE & MD) (21)			*143*	*$5,187*	45.1%
			Out of Market Participants (15)			*146*	*$6,307*	54.9%

NOTE: Delmarva Peninsula defined as Maryland counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Wicomico, Somerset, and Worcester; and Delaware counties of Kent and Sussex; Deposit market share excludes Discover Financial Services

Data as of June 30, 2013 and adjusted for all M&A transactions.

SOURCE : SNL Financial

SHORE BANCSHARES, INC.

Good things are happening here.™

7

Shore Bancshares, Inc. Bank Branch Competitors Report Within 1 Mile Within 5 Miles Company Name Competing Branches Deposits in Competing Branches Competing Branches Deposits in Competing Branches Shore Bancshares, Inc . 18 925,966 Money Centers/Regionals 7 1,168,403 7 1,930,539 Community Banks 45 893,329 81 2,170,674 TOTALS 52 2,061,732 88 4,101,213 8

• Loan Composition • Deposit Composition Loans and Deposits (As of 12/31/2013) Construction 9.0% Residential Real Estate 26.2% Commercial Real Estate 37.8% Farmland 5.0% Multi - Family 3.8% Commercial and Industrial 8.0% Consumer 10.2% Noninterest - bearing demand 18.5% Interest - bearing demand 19.0% Money market and savings 22.6% Certificates of deposit $100,000 or more 19.8% Other time 20.1% 9

Deposit Composition (Dollar Value in Thousands) As of December 31, 2012 As of June 30, 2013 December 31, 2013 Annual Growth Deposit Type Balance % of Total Balance % of Total Balance % of Total % Noninterest Bearing Demand $ 153,992 14.7% $ 158,562 17.2% $ 172,797 18.5% 12.2% 1 Interest Bearing Demand 187,843 17.9 159,925 17.3 177,121 19.0 (5.7) Money Market Savings 278,653 26.6 210,500 22.8 210,748 22.6 (24.4) 3 CDs $100,000 or more 225,052 21.4 198,089 21.5 185,040 19.8 (17.8) 2 Other Time 203,733 19.4 195,031 21.2 187,762 20.1 (7.8) 2 Total Deposits $ 1,049,273 100% $ 922,107 100% $ 933,468 100% (10.7%) 1 Commercial focus drives growth of Noninterest Bearing Demand accounts 2 De - emphasis of Time Deposits as funding source 3 Money Market and Savings declined due to termination of Promontory IND Funding Program of $90 million 10

Improving Credit Quality

	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013
NON-PERFORMING ASSETS									
Nonaccrual Loans	$51,370	$49,405	$47,958	$39,442	$36,474	$31,813	$34,818	$24,766	$18,147
90 or More Days Past Due	2,723	3,796	3,519	4,675	460	22	3	9	270
Other Real Estate Owned	9,385	11,418	11,499	8,418	7,659	8,366	6,408	5,776	3,779
Total Non-Performing Assets	$63,478	$64,619	$62,976	$52,535	$44,593	$40,201	$41,229	$30,551	$22,196
Performing TDRs	25,208	30,010	37,231	50,785	52,353	52,545	50,278	44,281	26,088
Total NPAs + TDRs	$88,686	$94,629	$100,207	$103,320	$96,946	$92,746	$91,507	$74,832	$48,284
NPAs / Assets	5.48%	5.52%	5.36%	4.46%	3.76%	3.64%	3.91%	2.91%	2.11%
NPAs + TDRS / Assets	7.66%	8.09%	8.53%	8.77%	8.18%	8.40%	8.68%	7.12%	4.58%
RESERVES									
Reserves	$14,288	$13,544	$12,990	$12,955	$15,991	$15,735	$15,723	$11,301	$10,725
Reserves / Gross Loans	1.70%	1.65%	1.60%	1.60%	2.04%	2.00%	2.01%	1.57%	1.51%
Reserves / NPLs	26.4%	25.5%	25.2%	29.4%	43.3%	49.4%	45.2%	45.6%	58.2%
Reserves / NPLs+TDRs	18.0%	16.3%	14.6%	13.7%	17.9%	18.6%	18.5%	16.4%	24.1%
NET CHARGE-OFFS									
Net Charge-Offs (Quarterly)	$1,000	$1,000	$1,000	$1,000	$6,614	$2,406	$2,712	$26,882	$1,050
NCOs / Avg Loans (Annualized)	0.47%	0.48%	0.49%	0.49%	3.31%	1.23%	1.38%	13.93%	0.58%

11

Shore Bancshares, Inc.
Good things are happening here.™

Revenue Composition Revenue Breakdown 2013 Noninterest Income Detail (1) (1) Noninterest income excludes investment securities gains and loss on termination of cash flow hedge. Dollars in thousands 24% 25% 26% 34% 32% 31% 12 Service charges on deposit accounts 15.2% Trust and Investment fee income 9.8% Insurance agency commissions income 58.3% Other 16.7% 66% 68% 70% 70% 67% 34% 32% 30% 30% 33% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2009 2010 2011 2012 2013 Net Interest income % Noninterest Income %

Key Ratios Versus Peers – 4Q13 Peer* SHBI Return on Average Assets 0.24% 0.44% Return on Average Equity 4.16% 4.50% Total Equity/Total Assets 10.19% 9.80% Tangible Equity/Tangible Assets 8.90% 8.41% Risk - Based Capital Ratio 15.90% 11.34% Net Interest Margin 3.89% 3.47% Non - interest Income/Operating Revenue 24.18% 33.54% Efficiency Ratio (Non - GAAP) (1) 79.25% 77.58% Nonperforming Assets/Assets (Including TDRs) (2) 2.98% 4.58% (1) Noninterest expense (excluding amortization of intangible assets and write - downs of other real estate owned) as a percentage of fully taxable net interest income and noninterest income. (2) Nonperforming assets (NPAs) include nonaccrual loans, accruing troubled debt restructurings and net other real estate and other assets owned. * Peer Group Definition: Publicly traded banking companies in MD and VA with Total Assets between $750 M - $2B. 13

Selected Financial Data 2009 – 2013 RESULTS OF OPERATION: Years Ended December 31 , $(000) 2013 2012 2011 2010 2009 Net interest income 34,878 35,339 39,764 42,639 41,378 Provision for credit losses 27,784 27,745 19,470 21,119 8,986 Noninterest income 17,459 15,758 17,318 18,041 19,541 Noninterest expense 40,886 39,555 39,167 41,720 40,248 Income (Loss) before income taxes (16,135) (16,203) (1,555) (2,159) 11,685 Income tax (benefit) expense (6,501) (6,565) (658) (492) 4,412 Net (loss) income (9,634) (9,638) (897) (1,667) 7,273 EPS diluted (1.14) (1.14) (0.11) (0.20) 0.64 14

Capital Adequacy 9.38% 9.35% 9.16% 8.36% 8.41% 12.59% 13.07% 13.80% 13.32% 11.34% 11.45% 11.81% 12.55% 12.05% 10.09% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2009 2010 2011 2012 2013 Tangible Common Equity/Tangible Asset Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio 15

What Makes SHBI Unique? ● Track record of consistent financial performance ▪ Diversity of Revenue Sources - - without Mortgage ▪ Capital Position Remains Solid ▪ Stable Net Interest Margin ▪ Strong Control of Operating Expenses ● Dominant independent financial services company in all markets within footprint 16

Looking Ahead Strategically ● Focus on organic growth - Re - engage sales efforts across all business lines - Grow customer base by taking share from local/national competitors ($4.1 billion available) - Focus on relationships to increase deposit penetration multi - product usage ● Leverage infrastructure and dominant market position ● Restore consistent profitability - Credit discipline along with refining risk tolerance with emphasis on credit quality - Continued emphasis on fee revenue growth - Diligent expense control redeploying to revenue generating businesses - Improve core Efficiency Ratio by consolidating Bank Charters 17

Compelling Investment Considerations ● We are a very different Company now x Reduced emphasis on R/E as collateral x Strengthened noninterest revenue sources x Continuing to build organizational depth x Forge a sales culture with new branding thrust x Revamped strategic plan positions for growth x Instilled a new sense of urgency ● Focused on creating sustainable competitive advantages ● Scarcity of investment opportunities in our market ● Current valuation is attractive (trade at 93% of TBV) 18

SHBI – Price Change (%) 19

ADDENDUM 20

Peer Group Definition Publically traded banking companies in MD, DC, VA, DE with total assets between $750M - $2B. 21

Company Name	Location	Total Assets MRQ ($000)	Tang Common Equity/ Tang Assets MRQ (%)	NPAs/ Assets MRQ (%)	Total Equity/ Total Assets MRQ (%)	Efficiency Ratio MRQ (%)	Risk-based Capital Ratio MRQ (%)	ROAA MRQ (%)	ROAE MRQ (%)	Noninterest Inc/ Operating Rev MRQ (%)	Net Interest Margin MRQ (%)
Old Point Financial Corp.	VA	864,288	9.34	-	9.34	95.02	-	0.10	1.04	33.36	3.19
Community Bankers Trust Corp	VA	1,089,532	8.25	-	9.79	80.29	16.80	0.43	4.39	11.66	4.26
Eastern Virginia Bankshares	VA	1,033,057	6.80	1.00	12.65	87.10	19.12	(2.48)	(19.84)	15.70	3.57
First United Corp.	MD	1,342,088	4.40	3.06	7.41	66.97	15.18	0.55	7.39	23.74	3.79
Franklin Financial Corp.	VA	1,059,321	22.79	5.79	22.79	60.74	27.57	1.00	4.43	9.75	2.70
Monarch Financial Hldgs	VA	1,016,700	9.51	0.21	9.61	85.54	13.91	0.91	9.31	59.84	4.12
Middleburg Financial Corp.	VA	1,228,253	8.76	2.27	9.40	85.37	15.88	0.42	4.45	35.89	3.45
American National Bankshares	VA	1,307,512	9.91	-	12.81	59.53	-	0.95	7.50	18.52	4.00
First Mariner Bancorp	MD	1,084,593	(1.63)	7.44	(1.63)	178.32	(2.45)	(2.56)	NM	26.08	3.02
National Bankshares Inc.	VA	1,077,403	12.89	1.74	13.58	43.44	23.89	1.67	12.39	17.72	4.33
Virginia Heritage Bank	VA	894,841	9.04	**0.42**	10.75	58.83	14.86	1.14	10.32	19.09	3.61
Severn Bancorp Inc.	MD	799,603	6.98	6.82	10.35	125.36	-	(2.71)	(25.55)	17.14	3.15
Access National Corp.	VA	847,182	10.76	-	10.76	59.87	-	1.50	13.34	34.13	3.89
C&F Financial Corp.	VA	1,312,297	-	0.87	8.61	62.04	-	0.87	10.24	18.52	6.83
Old Line Bancshares Inc	MD	1,167,223	9.81	-	10.84	51.62	-	1.49	13.54	30.99	4.66
Valley Financial Corp.	VA	825,346	5.93	3.19	5.93	67.89	14.19	0.63	9.41	14.70	3.67
Average For Above Peer Group		1,059,327	8.90	2.98	10.19	79.25	15.90	0.24	4.16	24.18	3.89
Shore Bancshares Inc.	Easton, MD	1,054,124	8.41	4.55	9.80	78.28	11.34	0.44	4.54	32.94	3.50

22

SHORE BANCSHARES, INC.
Good things are happening here.™

Shore Bancshares, Inc. Bank Branch Competitors Report

Ownership	Pro-forma
Distance (mi.)	1
Include Credit Unions?	Yes

This report lists banks, thrifts and credit unions that own branches within 1 mile of any Shore Bancshares Inc. branch in the United States and its territories.
The number of branches and amount of deposits in those branches within 1 mile are listed for each retail competitor.
You can adjust the ownership, distance, number of competitors and inclusion of credit unions to change the analysis.

Company Name	SNL Institution Key	Industry Type	HQ City	HQ State/Country	Institution Total Assets ($000)	Competing Branches	Deposits in Competing Branches ($000)
Focus Company							
Shore Bancshares Inc.	1027751	Bank HC	Easton	MD	1,041,865	18	925,966
Competitors							
M&T Bank Corp.	100253	Bank HC	Buffalo	NY	123,554,909	6	291,784
PNC Financial Services Group	100406	Bank HC	Pittsburgh	PA	294,525,586	6	363,626
Queenstown Bancorp of MD Inc.	1974087	Bank HC	Queenstown	MD	451,846	5	264,933
Bank of America Corp.	100369	Bank HC	Charlotte	NC	1,605,936,639	4	199,796
BB&T Corp.	100438	Bank HC	Winston-Salem	NC	181,763,278	4	161,209
SunTrust Banks Inc.	100449	Bank HC	Atlanta	GA	167,101,823	4	99,534
PSB Holding Corp.	1027834	Bank HC	Preston	MD	288,118	3	97,668
WSFS Financial Corp.	101999	Bank HC	Wilmington	DE	4,695,945	2	44,130
Easton Bancorp Inc.	1024016	Bank HC	Easton	MD	138,261	2	108,596
Delmarva Bancshares Inc.	4045515	Bank HC	Cambridge	MD	200,310	2	147,551
F.N.B. Corp.	100237	Bank HC	Hermitage	PA	13,805,979	1	41,862
Capital One Financial Corp.	103239	Bank HC	McLean	VA	314,017,323	1	22,971
Sussex County FCU	107785	Credit Union	Seaford	DE	251,343	1	0
Artisans' Bank	1005062	Savings Bank	Wilmington	DE	479,438	1	12,787
Chesapeake Bancorp	1023344	Bank HC	Chestertown	MD	91,773	1	6,875
Peoples Bancorp Inc	1032860	Bank HC	Chestertown	MD	239,606	1	36,152
Partners 1st FCU	2502108	Credit Union	Fort Wayne	IN	253,118	1	0
Dover Federal Credit Union	2503538	Credit Union	Dover	DE	401,561	1	0
Del-One Federal Credit Union	2503991	Credit Union	Dover	DE	329,325	1	0
Milford Memorial FCU	2505293	Credit Union	Milford	DE	3,292	1	2,884
RBS	3001937	Bank HC	Edinburgh	United Kingdom	124,522,968	1	29,483
HSB Bancorp Inc.	4056109	Bank HC	Hebron	MD	506,024	1	90,068
CB Financial Corp.	4199286	Bank HC	Rehoboth Beach	DE	323,025	1	39,734
JRMB II Inc.	4275416	Bank HC	Lawton	OK	734,586	1	89
Total for All Competitors						**52**	**2,061,732**

Deposits as of 6/30/2013. Non-retail branches are not included.
Total Assets reflects data from regulatory filings. For holding companies, Total Assets is aggregated from operating subsidiary filings.

23

SHORE BANCSHARES, INC.
Good things are happening here.™

Shore Bancshares, Inc. Bank Branch Competitors Report

Ownership	Pro-forma
Distance (mi.)	5
Include Credit Unions?	Yes

This report lists banks, thrifts and credit unions that own branches within 5 miles of any Shore Bancshares Inc. branch in the United States and its territories.
The number of branches and amount of deposits in those branches within 5 miles are listed for each retail competitor.
You can adjust the ownership, distance, number of competitors and inclusion of credit unions to change the analysis.

Company Name	SNL Institution Key	Industry Type	HQ City	HQ State/Country	Institution Total Assets ($000)	Competing Branches	Deposits in Competing Branches ($000)
Focus Company							
Shore Bancshares Inc.	1027751	Bank HC	Easton	MD	1,041,865	18	925,966
Competitors							
PNC Financial Services Group	100406	Bank HC	Pittsburgh	PA	294,525,586	11	568,376
M&T Bank Corp.	100253	Bank HC	Buffalo	NY	123,554,909	10	588,783
WSFS Financial Corp.	101999	Bank HC	Wilmington	DE	4,695,945	7	258,757
Queenstown Bancorp of MD Inc.	1974087	Bank HC	Queenstown	MD	451,846	7	397,783
Bank of America Corp.	100369	Bank HC	Charlotte	NC	1,605,936,639	4	199,796
BB&T Corp.	100438	Bank HC	Winston-Salem	NC	181,763,278	4	161,209
SunTrust Banks Inc.	100449	Bank HC	Atlanta	GA	167,101,823	4	99,534
PSB Holding Corp.	1027834	Bank HC	Preston	MD	288,118	4	111,475
Dover Federal Credit Union	2503538	Credit Union	Dover	DE	401,561	3	361,952
Del-One Federal Credit Union	2503991	Credit Union	Dover	DE	329,325	3	282,345
RBS	3001937	Bank HC	Edinburgh	United Kingdom	124,522,968	3	157,322
Wells Fargo & Co.	100382	Bank HC	San Francisco	CA	1,344,666,829	2	155,519
Capital One Financial Corp.	103239	Bank HC	McLean	VA	314,017,323	2	45,528
Artisans' Bank	1005062	Savings Bank	Wilmington	DE	479,438	2	59,353
Chesapeake Bancorp	1023344	Bank HC	Chestertown	MD	91,773	2	69,059
Easton Bancorp Inc.	1024016	Bank HC	Easton	MD	138,261	2	108,596
Peoples Bancorp Inc	1032860	Bank HC	Chestertown	MD	239,606	2	110,776
Provident FCU	2504701	Credit Union	Dover	DE	11,241	2	9,321
Delmarva Bancshares Inc.	4045515	Bank HC	Cambridge	MD	200,310	2	147,551
JRMB II Inc.	4275416	Bank HC	Lawton	OK	734,586	2	7,287
F.N.B. Corp.	100237	Bank HC	Hermitage	PA	13,805,979	1	41,862
Toronto-Dominion Bank	100519	Bank HC	Toronto	Canada	228,266,693	1	19,817
Sussex County FCU	107785	Credit Union	Seaford	DE	251,343	1	0
Partners 1st FCU	2502108	Credit Union	Fort Wayne	IN	253,118	1	0
Carco Federal Credit Union	2502640	Credit Union	Denton	MD	4,820	1	4,300
American Spirit FCU	2504439	Credit Union	Newark	DE	66,476	1	0
Milford Memorial FCU	2505293	Credit Union	Milford	DE	3,292	1	2,884
Choptank Electric Coop	2505676	Credit Union	Denton	MD	2,562	1	2,226
HSB Bancorp Inc.	4056109	Bank HC	Hebron	MD	506,024	1	90,068
CB Financial Corp.	4199286	Bank HC	Rehoboth Beach	DE	323,025	1	39,734
Total for All Competitors						**88**	**4,101,213**

Deposits as of 6/30/2013. Non-retail branches are not included.
Total Assets reflects data from regulatory filings. For holding companies, Total Assets is aggregated from operating subsidiary filings.

SHORE BANCSHARES, INC.
Good things are happening here.™

SHBI Management Team

Talent, depth, unique skills

- Lloyd L. Beatty, Jr., 61, CPA, President & CEO of SHBI since June 2013, Director of SHBI since December 2000, Director of Talbot Bank since 1992. From October 2005, President & COO of SHBI. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.
- George S. Rapp, 61, CPA, Vice President and Chief Financial Officer of SHBI since February 2013. From 2010 to 2012, Chief Financial Officer and one of the four executive founders of World Currency USA. From 2005 to 2010, Chief Financial Officer of Harleysville National Corporation. Prior to 2005, held various financial positions including CFO, SVP & Chief Accounting Officer, COO and Controller.
- F. Winfield Trice, Jr., 59, Director of SHBI and President & CEO of CNB (formerly Centreville National Bank of Maryland), since June 2007. From 1997 to June 2007, EVP & Senior Loan Officer Mercantile Peninsula Bank. From 1977 to 1997 served in various capacities with The First National Bank of Maryland (now M&T), ending as President & CEO of York Bank and Trust, a subsidiary bank of First Maryland.
- Patrick M. Bilbrough, 49 , President and CEO of the Talbot Bank since December 2012. He joined Talbot Bank in May of 2011 as an Executive Vice President. Prior to his employment with Talbot Bank and since 2007, Mr. Bilbrough served as the Market Executive of PNC Bank, N.A. From 1995 to 2004, Mr. Bilbrough was with the Peoples Bank of Maryland, of Denton, where he had most recently been President and CEO after beginning as its Chief Financial Officer and comptroller. He was a small business owner from 1985 to 1995.
- Richard C. Trippe, Jr., 51, President and CEO of Avon Dixon since 2011. After graduating from St. Mary's College of Maryland with a Bachelor of Arts in Economics in 1985, he joined The Hartford Insurance Group, where he stayed for seventeen years. After leaving Hartford, worked for an independent agency in Baltimore County and subsequently ran a branch office for a national insurance wholesaler.
- Christopher F. Spurry, 66, Chairman of the Board of SHBI since April 2006. Director of SHBI since April 2004 and Director of Talbot Bank since 1995. Owner and President of Spurry & Associates, Inc., a regional Manufacturer's Representative firm serving the foodservice equipment industry.

25

SHORE BANCSHARES, INC.
Good things are happening here.™

Selected SHBI Market Highlights • Projected 5 - year population growth (2010 - 2015) in DE market exceeds 10%; growth rates in two leading MD counties (Talbot Queen Anne’s) to exceed 4% combined. • Current median age across market is ~40 years old. • Household income for entire 2 - state franchise is $67,000 vs. $53,000 for the U.S. • 8 - county footprint has strong small business base with >7,000 business establishments; 10% employ more than 100 workers. • SHBI deposit market share by county: – Maryland Delaware – Talbot -- #1 Kent -- #7 – Queen Anne’s -- #2 – Caroline -- #3 – Kent -- #5 – Dorchester -- #6 – Anne Arundel Wicomico * * Non - Bank subsidiaries only Data sources: SNL Financial, Inc . 26

Loan Composition (Dollar Value in Thousands) As of December 31, 2012 As of June 30, 2013 As of 12/31/2013 Loan Type Balance % of Total Balance % of Total Balance % of Total Construction – 1 - 4 Family $ 11,309 1.4% $ 10,825 1.4% $ 10,221 1.4% Construction – Other 96,742 12.3 93,691 12.0 54,370 7.6 Residential Real Estate 193,496 24.7 194,634 24.8 186,069 26.2 Commercial Real Estate – Owner Occupied 166,886 21.3 170,256 21.8 151,496 21.3 Commercial Real Estate - Other 111,883 14.3 114,319 14.6 117,519 16.5 Farmland 36,172 4.6 36,616 4.7 35,590 5.0 Multi - Family 26,187 3.3 28,582 3.7 27,180 3.8 Commercial Industrial 60,786 7.7 56,448 7.2 57,195 8.0 Home Equity 68,328 8.7 65,278 8.3 61,608 8.7 Other Consumer 13,293 1.7 11,539 1.5 10,671 1.5 Total $ 785,082 100% $ 782,188 100% $ 711,919 (9.32%) 27

Overview of TDRs ● 38 performing restructured loans currently outstanding with $22.3 million in aggregate balances ● 37% of TDRs were performing prior to restructuring ● Weighted average yield on TDRs = 3.89% ● Restructurings by type: – Reduction of interest rate = 5 loans – Extension of term = 1 loan – Reduction of interest rate and extension of term = 4 loans – Deferment of interest or principal = 1 loan – Consolidation = 3 loans – A combination of the above restructuring provisions = 24 loans 28